UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Corsair Gaming, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Your Vote Counts! CORSAIR GAMING, INC. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET CORSAIR GAMING, INC. 47100 BAYSIDE PARKWAY FREMONT, CA 94538 D49407-P52727 You invested in CORSAIR GAMING, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021.If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com  Control # Vote Virtually at the Meeting* May 20, 2021 10:00 AM PDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CRSR2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com  Board Recommends  Voting Items  1. Election of Directors:  Nominees:  01) Andrew J. Paul  02) Samuel R. Szteinbaum  03) Jason Cahilly  2. The audit committee of our board of directors has selected KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and is seeking ratification of such selection by our stockholders at the 2021 Annual Meeting.  For  For  3. Non-Binding, Advisory Resolution To Approve The Compensation Of Our Named Executive Officers.  For  4. Advisory Vote On The Frequency Of Future Advisory (“Say-On-Pay”) Votes By Stockholders On The Compensation Of Our Named Executive Officers.  Years  3  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D49408-P52727 THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CORSAIR GAMING, INC.  47100 BAYSIDE PARKWAY  FREMONT, CA 94538  D48689-P52727 For All  Withhold All  For All Except  CORSAIR GAMING, INC.  To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.  The Board of Directors recommends you vote FOR  the following:  1. Election of Directors  Nominees:  01) Andrew J. Paul  02) Samuel R. Szteinbaum  03) Jason Cahilly  For  Against  Abstain  The Board of Directors recommends you vote FOR the following proposals:  2. The audit committee of our board of directors has selected KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and is seeking ratification of such selection by our stockholders at the 2021 Annual Meeting.  3. Non-Binding, Advisory Resolution To Approve The Compensation Of Our Named Executive Officers.  3 Years  2 Years  Abstain  1 Year  The Board of Directors recommends you vote 3 years on the following proposal:  4. Advisory Vote On The Frequency Of Future Advisory ("Say-On-Pay") Votes By Stockholders On The Compensation Of Our Named Executive Officers.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.   VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/CRSR2021  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2021. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is available at www.proxyvote.com D48690-P52727 CORSAIR GAMING, INC. Annual Meeting of Stockholders May 20, 2021 10:00 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Andrew J. Paul and Michael G. Potter, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of CORSAIR GAMING, INC. that the stockholder(s) is/areentitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PDT on May 20, 2021 virtually atwww.virtualshareholdermeeting.com/CRSR2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side